AMENDMENT TO LIMITED CREDIT GUARANTY AGREEMENT


         THIS AMENDMENT TO LIMITED CREDIT GUARANTY AGREEMENT (this "Amendment") is entered into as of March 24, 1999 by and between Cavalier Homes, Inc. (the "Guarantor")and First Commercial Bank, an Alabama banking corporation (the "Credit Obligor").

                                    Recitals

         A. Hillsboro Manufacturing, L.P. (the "Borrower") and the Credit Obligor entered into that certain Credit and Security Agreement (as amended by Amendment of even date herewith and as the same may from time to time hereafter be amended or restated, the "Credit Agreement") dated as of July 15, 1997. Pursuant to the Credit Agreement, the Credit Obligor extended a revolving loan facility to the Borrower which terminated on July 15, 1998.

         B. The Guarantor entered into a Limited Credit Guaranty Agreement (the "Guaranty") dated July 15, 1997 guaranteeing, subject to the limitations contained therein, the Borrower's obligations under the Credit Agreement. Unless otherwise defined herein, all terms used herein with their initial letters capitalized shall have the meanings assigned to them in the Credit Agreement.

         C. The Borrower and the Guarantor have requested the Credit Obligor to extend the Revolving Loan Commitment Termination Date (as defined in the Credit Agreement) to April 15, 2000, thereby extending the date through which the Credit Obligor is obligated to make revolving loans under the Credit Agreement to April 15, 2000. The Credit Obligor has agreed to do so if, among other things, the Guarantor continues to guarantee the Borrower's obligations under the Credit Agreement.

         D. The Borrower and the Guarantor have requested the Credit Obligor to make a loan (the "Equipment Loan") to the Borrower in the maximum principal amount of $450,000 for the purposes of purchasing equipment for the Project (as defined in the Credit Agreement). The Credit Obligor has agreed to do so on the terms and conditions set out herein if, but only if, the Guarantor consents thereto and guarantees the Equipment Loan. The Guarantors has a direct ownership interest in the Borrower and the Equipment Loan will result in a material financial benefit to the Guarantor.

         E.       The Guarantor has requested the Credit Obligor to   amend  the
Guaranty to delete therefrom  Section  2.01(a)(7) and the  Credit   Obligor  has
agreed to do so.


                                    Agreement

         NOW, THEREFORE, to induce the Credit Obligor to extend the Revolving Loan Commitment Termination Date and to make the Equipment Loan, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

         1. Guarantor's Request for Equipment Loan and Extension of Revolving Loan Commitment Termination Date. The Guarantor hereby requests the Credit Obligor to extend the Revolving Loan Commitment Termination Date on the terms set out in the Amendment to Credit and Security Agreement of even date herewith between the Borrower and the Credit Obligor. The Guarantor hereby requests the Credit Obligor to make the Equipment Loan on the terms and conditions set out in the Credit Agreement. It is the Guarantor's intention that, subject to the limitations set out in the Guaranty, the Equipment Loan be guaranteed, and all Revolving Loans (as defined in the Credit Agreement) continue to be guaranteed, under and in accordance with the terms of the Guaranty.


         2. Amendments to Section 1.01 of the Guaranty. Section 1.01 of the Guaranty is hereby amended by amending and restating the definition of "Credit Agreement," "Credit Guaranty," "Credit Obligor Financing Documents," and "Guarantors" and adding the definition of "Equipment Note", as follows:

                  "Credit Agreement" shall mean that certain Credit and Security Agreement dated July 15, 1997 between the Borrower and the Credit Obligor as amended by that certain First Amendment to Credit and Security Agreement dated as of March 24, 1999 and as the same may be modified, amended and restated from time to time hereafter.

                  "Credit Guaranty" shall mean collectively the Limited Credit Guaranty Agreements dated as of July 15, 1997 from Southern Energy Homes, Inc., Patriot Homes, Inc. and the Guarantor to the Credit Obligor, as amended by Amendment to Limited Credit Guaranty Agreement dated as of March 24, 1999 and the Limited Credit Guaranty Agreement dated as of March 24, 1999 from Oakwood Homes Corporation to the Credit Obligor.

                  "Credit Obligor Financing Documents" shall mean collectively the Credit Agreement, the Revolving Note, the Equipment Note and the Credit Guaranty, and any and all amendments or supplements to any thereof.

                  "Equipment Note" shall mean that certain Promissory Note dated as of March 24, 1999 executed and delivered by the Borrower in favor of the Credit Obligor in the principal amount of $450,000.

                  "Guarantors" shall mean collectively the following Persons and the respective heirs, executors, administrators and assigns thereof:

                           (i)      Patriot Homes, Inc.,
                           (ii)     Southern Energy Homes, Inc.,
                           (iii)    Oakwood Homes Corporation, and
                           (iv)     Cavalier Homes,Inc.

         3. Amendment to Section 2.01 of the Guaranty. Section 2.01 (a) of the Guaranty is hereby amended and restated to read as follows:

                  (a) Subject to and limited by the provisions of subsection 2.01(d) hereof, the Guarantor hereby absolutely and unconditionally guarantees the punctual payment when due (whether at stated maturity, by acceleration or call for redemption or otherwise), in lawful money of the United States of America, of all of the following (collectively the "Obligations"):

                           (1) all commissions, fees, charges and costs becoming
                  due and payable under the Credit Agreement in accordance with the terms thereof;

                           (2) all amounts  becoming  due and payable  under the
                  Revolving Note and the Equipment Note (including without limitation principal, interest, late charges, and interest on overdue amounts);

                           (3) all amounts  becoming  due and payable  under the
                  Credit Agreement and all future advances and amounts becoming due and payable under the Revolving Note and the Equipment Note;

                           (4) all late charges and all interest on late payments becoming due and payable under the Credit Agreement, the Revolving Note and the Equipment Note;

                           (5) all amounts  becoming  due and payable  under the
                  Credit Agreement, the Revolving Note and the Equipment Note upon the occurrence and continuance of an event of default under the Credit Agreement;

                           (6) all other amounts becoming due and payable by the
                  Borrower under the Credit Agreement, the Revolving Note and the Equipment Note;

                           (7) all  renewals  and  extensions  of any or all the
                  obligations of the Borrower described in paragraphs (1) through (6) above (including without limitation any renewal or extension of, and any substitute for, the Revolving Note and/or the Equipment Note), whether or not any renewal or extension agreement is executed in connection therewith.


         4. Representations and Warranties; No Defaults; No Claims; Continuing Effect; Collateral. The representations and warranties set forth in the Guaranty shall be true and correct on and as of the date of this Amendment with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date. The Guarantor hereby represents and warrants that no Events of Default, and no events that with the passage of time or the giving of notice or both would constitute an Event of Default, have occurred. The Guarantor represents and warrants that it has no claims against the Credit Obligor and no defenses, counterclaims, or setoffs to or against the Obligations for which it is liable under the Guaranty. To the extent that such claims, defenses, counterclaims or setoffs exist, the same are hereby released and relinquished. Except as expressly amended hereby, the Guaranty shall remain in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first written above.

                                                CAVALIER HOMES, INC.

                                      By  /s/ Michael R. Murphy
                                        ________________________________________

                                      Name: Michael R. Murphy
                                           _____________________________________

                                      Title: Vice President
                                            ____________________________________